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                                                                EXHIBIT 99.B1(b)


                             KEMPER INVESTMENT PORTFOLIOS

                           WRITTEN INSTRUMENT AMENDING THE
                          AGREEMENT AND DECLARATION OF TRUST



               The undersigned, being a majority of the trustees of Kemper Investment Portfolios (the "Trust"), a business trust organized pursuant to an Agreement and Declaration of Trust dated August 9, 1985, as amended and restated (the "Declaration of Trust"), pursuant to Section 1 of Article I and Section 4 of Article IX of the Declaration of Trust, do hereby change the name of the Trust to "Kemper Portfolios." This instrument shall constitute an amendment to the Declaration of Trust.

               IN WITNESS WHEREOF, the undersigned have this 27th day of May, 1994, signed these presents.



                                        /s/ Charles M. Kierscht
                                        --------------------------------
                                        Charles M. Kierscht, Trustee
                                        321 Princeton Road
                                        Hinsdale, Illinois  60521

                                        (signatures continue)
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                                        /s/ David W. Belin
                                        --------------------------------
                                        David W. Belin, Trustee
                                        1705 Plaza Circle
                                        Des Moines, Iowa  50322


                                        /s/ Lewis A. Burnham
                                        --------------------------------
                                        Lewis A. Burnham, Trustee
                                        16410 Avila Boulevard
                                        Tampa, Florida  33613


                                        /s/ Donald L. Dunaway
                                        ---------------------------------
                                        Donald L. Dunaway, Trustee
                                        235A North Elm Grove Road
                                        Brookfield, Wisconsin  53005


                                        /s/ Robert B. Hoffman
                                        ---------------------------------
                                        Robert B. Hoffman, Trustee
                                        1448 North Lake Shore Drive,
                                        Apt. 7-8A
                                        Chicago, IL  60610


                                        /s/ Donald R. Jones
                                        ---------------------------------
                                        Donald R. Jones, Trustee
                                        1776 Beaver Pond Road
                                        Inverness, Illinois  60067

                                        ---------------------------------
                                        Charles M. Kierscht, Trustee
                                        321 Princeton Road
                                        Hinsdale, Illinois  60521


                                        /s/ William P. Sommers
                                        ---------------------------------
                                        William P. Sommers, Trustee
                                        2181 Parkside Ave.
                                        Hillsborough, California  94010


                                        /s/ Stephen B. Timbers
                                        ---------------------------------
                                        Stephen B. Timbers, Trustee
                                        1448 North Lake Shore Drive,
                                        Apt. 12 1/2 C
                                        Chicago, Illinois  60610

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          STATE OF ILLINOIS   )
                              )  SS
          COUNTY OF COOK      )


               Then personally appeared the afore-named David W. Belin, Lewis A. Burnham, Donald L. Dunaway, Robert B. Hoffman, Donald R. Jones, Charles M. Kierscht, William P. Sommers and Stephen B. Timbers who acknowledged the foregoing instrument to be their free act and deed, before me this 27th day of May, 1994.


                                        /s/ Mary A. McCallister
                                        ---------------------------------
                                            NOTARY PUBLIC